UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
Of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[X] Definitive Additional Material

[_] Soliciting Material Pursuant to Sec. 240.14a-12

Delaware Enhanced Global Dividend and Income Fund
Delaware Investments Dividend and Income Fund, Inc.
Delaware Ivy High Income Opportunities Fund
Macquarie Global Infrastructure Total Return Fund Inc.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

________________________________________________________________________

2)           Aggregate number of securities to which transaction applies:

            _______________________________________________________________________

3)          Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identifying the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

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2) Form, Schedule or Registration Statement No.:

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3) Filing Party:

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4) Date Filed:

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Delaware Funds by Macquarie or MGU
Level 1 Answering Machine Script

Hello.

I am calling regarding your investment with Delaware Funds by Macquarie or Macquarie Global Infrastructure Total Return Fund Inc.

The Special Meetings of Shareholders is scheduled to take place on November 9, 2022.  All shareholders are being asked to consider and vote on an important matter.  As of today, your vote has not been registered.

Please contact us as soon as possible at 1-800-893-5865 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a good day.

Delaware Funds by Macquarie or MGU Level I Call Guide (CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).
May I please speak with (SHAREHOLDER’S FULL NAME)?
(Re-Greet If Necessary)
I am calling on a recorded line regarding your current investment with Delaware Funds by Macquarie or Macquarie Global Infrastructure Total Return Fund Inc. I wanted to confirm that you have received the proxy materials for the Special Meetings of Shareholders scheduled to take place on November 9, 2022.
Have you received the information?
(Pause for response)
If “Yes” or positive response:
I can record your voting instructions by phone. Your Board of Trustees/Directors is recommending a vote “In Favor” of the proposal(s).

If “No” or negative response:
I would be happy to review the meeting agenda with you and record your vote by phone. However, your Board of Trustees/Directors is recommending a vote “In Favor” of the proposal(s).

Would you like to vote along with the Board’s recommendation?
(Pause For Response)
(Review Voting Options with Shareholder If Necessary)
If we identify any additional accounts you own with Delaware Funds by Macquarie or Macquarie Global Infrastructure Total Return Fund Inc. before the meeting takes place, would you like to vote those accounts in the same manner as well?
(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions). Today (Today’s Date & Time).
For confirmation purposes:
•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)
Thank you.  You will receive written confirmation of your vote within 3 to 5 business days.  Upon receipt, please review and retain for your records.  If you should have any questions, please call the toll free number listed on the confirmation.  ___________ [Full Name of Shareholder], your vote is important and your time is greatly appreciated.  Thank you and have a good (morning, afternoon, evening.)